                                                                EXHIBIT 99.3

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.



The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of Dean Witter, Discover and Co. ("Dean Witter") and the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") giving effect to the Merger as though it had been consummated on the date of such statement after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. The following unaudited pro forma condensed combined statements of income combines the historical consolidated statements of income of Dean Witter and Morgan Stanley giving effect to the Merger, is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Dean Witter's Annual Report on Form 10-K for the year ended December 31, 1995 and the unaudited consolidated interim financial statements contained in Dean Witter's Quarterly Report on Form 10-Q for the period ended September 30, 1996, including the notes thereto and the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal period ended November 30, 1995 and the unaudited consolidated interim financial statements contained in Morgan Stanley's Quarterly Report on Form 10-Q for the period ended August 31, 1996, including the notes thereto, and in each case incorporated by reference herein. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 (IN MILLIONS)



                                                             Dean Witter      Morgan Stanley
                                                              Historical        Historical       Pro Forma      Pro Forma
                                                          September 30, 1996  August 31, 1996  Adjustments(a)   Combined
                                                          ------------------------------------------------     ---------
ASSETS
Cash and cash equivalents                                            $ 1,102     $  3,460                      $  4,562
Cash and securities deposited with clearing organizations
  or segregated under federal and other regulations                    1,802        2,758                         4,560
Financial instruments owned:
   U.S. government and agency securities                                 961       10,232                        11,193
   Other sovereign government obligations                                  0       13,598                        13,598
   Corporate and other debt                                              696       13,347                        14,043
   Corporate equities                                                     39        9,352                         9,391
   Derivative contracts                                                    0        8,245                         8,245
   Physical commodities                                                    0          396                           396
Securities purchased under agreements to resell                        3,524       61,673                        65,197
Securities borrowed                                                    2,947       35,023                        37,970
Receivables:
   Consumer loans (net of allowances of $688)                         19,595            0                        19,595
   Customers, net                                                      2,739        5,087                         7,826
   Brokers, dealers and clearing organizations                           250        1,943                         2,193
   Fees, interest and other                                              733        1,709                         2,442
Other assets                                                           2,803        2,403                         5,206
                                                          ------------------------------------------------     ---------
Total assets                                                         $37,191     $169,226                      $206,417
                                                          ------------------------------------------------     ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
Commercial paper and other short-term borrowings                      $2,397     $ 11,581                      $ 13,978
Deposits                                                               6,598            0                         6,598
Financial instruments sold, not yet purchased:
   U.S. government and agency securities                               1,213       10,489                        11,702
   Other sovereign government obligations                                  0        6,417                         6,417
   Corporate and other debt                                               75          933                         1,008
   Corporate equities                                                     15        7,378                         7,393
   Derivative contracts                                                    0        6,733                         6,733
   Physical commodities                                                    0           76                            76
Securities sold under agreements to repurchase                         3,426       76,992                        80,418
Securities loaned                                                      3,124        7,726                        10,850
Payables:
   Customers                                                           2,822       15,486                        18,308
   Brokers, dealers and clearing organizations                            80        1,429                         1,509
   Interest and dividends                                                176        1,142                         1,318
Other liabilities and accrued expenses                                 3,464        2,584                         6,048
Long-term borrowings                                                   8,823       13,864                        22,687
                                                          ------------------------------------------------     ---------
                                                                      32,213      162,830                       195,043
                                                          ------------------------------------------------     ---------
Capital units                                                              0          865                           865
                                                          ------------------------------------------------     ---------
Commitments and contingencies

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                                           (IN MILLIONS)

                                                    Dean Witter          Morgan Stanley
                                                     Historical            Historical        Pro Forma       Pro Forma
                                                 September 30, 1996      August 31, 1996   Adjustments (a)   Combined
                                                -------------------------------------------------------     -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Stockholders' equity:
   Preferred stock                                          0                   878                              878
   Common stock (1)                                         3                   166             (163) (b)          6
   Paid-in capital (1)                                  2,707                   690              163  (b)      3,560
   Retained earnings                                    2,780                 4,473             (575) (b)      6,678
   Cumulative translation adjustments                       0                   (14)                             (14)
                                                -------------------------------------------------------     -----------
      Subtotal                                          5,490                 6,193             (575)         11,108

   Less:
      Stock compensation related deductions                 5                    87                               92
      Common stock held in treasury, at cost              507                   575             (575) (b)        507
                                                -------------------------------------------------------     -----------
         Total stockholders' equity                     4,978                 5,531                0          10,509
                                                -------------------------------------------------------     -----------
Total liabilities and stockholders' equity            $37,191              $169,226                $0       $206,417
                                                -------------------------------------------------------     -----------

(1) Dean Witter historical amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)


                                                 Dean Witter      Morgan Stanley
                                                  Historical        Historical
                                                 Nine Months        Nine Months
                                                    Ended              Ended          Pro Forma
                                              September 30, 1996  August 31, 1996     Combined
                                              -----------------------------------    ------------
Revenues:
Investment banking                                          $168           $1,372        $1,540
Principal transactions:
        Trading                                              340            1,696         2,036
        Investments                                            0               60            60
Commissions                                                  869              461         1,330
Merchant and cardmember fees                               1,046                0         1,046
Servicing fees                                               614                0           614
Interest and dividends                                     2,618            6,023         8,641
Asset management and administration                          851              402         1,253
Other                                                         79                3            82
                                             ------------------------------------  ------------
        Total revenues                                     6,585           10,017        16,602
Interest expense                                           1,161            5,753         6,914
Provision for losses on credit receivables                   809                0           809
                                             ------------------------------------  ------------
        Net revenues                                       4,615            4,264         8,879
                                             ------------------------------------  ------------
Expenses excluding interest:
Compensation and benefits                                  1,649            2,100         3,749
Occupancy and equipment                                      189              172           361
Brokerage, clearing and exchange fees                         33              199           232
Information processing and communications                    525              194           719
Business development                                         603              116           719
Professional services                                         75              153           228
Other                                                        359              119           478
                                             ------------------------------------  ------------
        Total expenses excluding interest                  3,433            3,053         6,486
                                             ------------------------------------  ------------
Income before income taxes                                 1,182            1,211         2,393
Provision for income taxes                                   458              418           876
                                             ------------------------------------  ------------
Net income                                                  $724             $793        $1,517
                                             ------------------------------------  ------------
Preferred stock dividend requirements                          0               48            48
                                             ------------------------------------  ------------
Earnings applicable to common shares (1)                    $724             $745        $1,469
                                             ------------------------------------  ------------
Average common and common equivalent
   shares outstanding (1) (2)                        343,413,644      155,305,534   599,667,775
Primary earnings per share (2)                             $2.11            $4.79         $2.45
Fully diluted earnings per share (2)                       $2.11            $4.59         $2.40

(1) Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)

                                                 Dean Witter      Morgan Stanley
                                                  Historical        Historical
                                                 Nine Months        Nine Months
                                                    Ended              Ended        Pro Forma
                                              September 30, 1995  August 31, 1995    Combined
                                              -----------------------------------   ---------
Revenues:
Investment banking                                  $133             $871            $1,004
Principal transactions:
        Trading                                      368              989             1,357
        Investments                                    0               82                82
Commissions                                          749              372             1,121
Merchant and cardmember fees                         792                0               792
Servicing fees                                       534                0               534
Interest and dividends                             2,414            5,501             7,915
Asset management and administration                  748              275             1,023
Other                                                 69                4                73
                                              -----------------------------------   ---------
        Total revenues                             5,807            8,094            13,901

Interest expense                                   1,112            5,139             6,251
Provision for losses on credit receivables           451                0               451
                                              -----------------------------------   ---------
        Net revenues                               4,244            2,955             7,199
                                              -----------------------------------   ---------
Expenses excluding interest:
Compensation and benefits                          1,485            1,416             2,901
Occupancy and equipment                              174              164               338
Brokerage, clearing and exchange fees                 32              185               217
Information processing and communications            464              182               646
Business development                                 511              107               618
Professional services                                 61              121               182
Other                                                414              100               514
Relocation charge                                      0               59                59
                                              -----------------------------------   ---------
        Total expenses excluding interest          3,141            2,334             5,475
                                              -----------------------------------   ---------

Income before income taxes                         1,103              621             1,724
Provision for income taxes                           425              199               624
                                              -----------------------------------   ---------
Net income                                         $ 678           $  422            $1,100
                                              -----------------------------------   ---------
Preferred stock dividend requirements                  0               49                49
                                              -----------------------------------   ---------
Earnings applicable to common shares (1)           $ 678           $  373            $1,051
                                              -----------------------------------   ---------
Average common and common equivalent
   shares outstanding (1) (2) (3)            350,347,300      155,249,074       606,508,272
Primary earnings per share (2) (3)                 $1.94            $2.41             $1.73
Fully diluted earnings per share (2) (3)           $1.92            $2.29             $1.69

(1) Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.
(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)

                                                 Dean Witter      Morgan Stanley
                                                 Historical         Historical
                                                Twelve Months      Twelve Months
                                                    Ended              Ended         Pro Forma
                                              December 31, 1995  November 30, 1995    Combined
                                             -------------------------------------- ------------
Revenues:
Investment banking                                       $  182            $ 1,374      $  1,556
Principal transactions:
        Trading                                             479              1,206         1,685
        Investments                                           0                121           121
Commissions                                               1,023                510         1,533
Merchant and cardmember fees                              1,135                  0         1,135
Servicing fees                                              697                  0           697
Interest and dividends                                    3,319              7,211        10,530
Asset management and administration                       1,007                370         1,377
Other                                                        93                  5            98
                                             -------------------------------------- ------------
        Total revenues                                    7,935             10,797        18,732

Interest expense                                          1,515              6,675         8,190
Provision for losses on credit receivables                  744                  0           744
                                             -------------------------------------- ------------

        Net revenues                                      5,676              4,122         9,798
                                             -------------------------------------- ------------

Expenses excluding interest:
Compensation and benefits                                 1,982              2,023         4,005
Occupancy and equipment                                     235                219           454
Brokerage, clearing and exchange fees                        42                247           289
Information processing and communications                   646                243           889
Business development                                        735                139           874
Professional services                                        85                161           246
Other                                                       555                135           690
Relocation charge                                             0                 59            59
                                             -------------------------------------- ------------
        Total expenses excluding interest                 4,280              3,226         7,506
                                             -------------------------------------- ------------

Income before income taxes                                1,396                896         2,292
Provision for income taxes                                  540                287           827
                                             -------------------------------------- ------------
Net income                                               $  856            $   609  $      1,465
                                             -------------------------------------- ------------
Preferred stock dividend requirements                         0                 65            65
                                             -------------------------------------- ------------
Earnings applicable to common shares (1)                 $  856            $   544  $      1,400
                                             -------------------------------------- ------------

Average common and common equivalent
   shares outstanding (1) (2) (3)                   350,725,970        156,073,008   608,246,433
Primary earnings per share (2) (3)                        $2.44              $3.49         $2.30
Fully diluted earnings per share (2) (3)                  $2.44              $3.33         $2.25

(1) Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.
(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
(IN MILLIONS, EXCEPT SHARE DATA)

                                                 Dean Witter      Morgan Stanley
                                                 Historical         Historical
                                                Twelve Months      Twelve Months
                                                    Ended              Ended           Pro Forma
                                              December 31, 1994  November 30, 1994      Combined
                                             -------------------------------------- ---------------
Revenues:
Investment banking                                       $  198             $  904      $  1,102
Principal transactions:
        Trading                                             422              1,192         1,614
        Investments                                           0                154           154
Commissions                                                 874                449         1,323
Merchant and cardmember fees                                940                  0           940
Servicing fees                                              586                  0           586
Interest and dividends                                    2,507              6,208         8,715
Asset management and administration                         973                344         1,317
Other                                                       102                  4           106
                                             -------------------------------------- --------------
        Total revenues                                    6,602              9,255        15,857

Interest expense                                          1,048              5,649         6,697
Provision for losses on credit receivables                  548                  0           548
                                             -------------------------------------- --------------

        Net revenues                                      5,006              3,606         8,612
                                             -------------------------------------- --------------

Expenses excluding interest:
Compensation and benefits                                 1,764              1,771         3,535
Occupancy and equipment                                     228                193           421
Brokerage, clearing and exchange fees                        45                231           276
Information processing and communications                   552                215           767
Business development                                        607                166           773
Professional services                                        85                159           244
Other                                                       510                124           634
                                             -------------------------------------- --------------
        Total expenses excluding interest                 3,791              2,859         6,650
                                             -------------------------------------- --------------

Income before income taxes                                1,215                747         1,962
Provision for income taxes                                  474                231           705
                                             -------------------------------------- --------------
Net income                                               $  741             $  516  $      1,257
                                             -------------------------------------- --------------
Preferred stock dividend requirements                         0                 65            65
                                             -------------------------------------- --------------
Earnings applicable to common shares (1)                 $  741             $  451  $      1,192
                                             -------------------------------------- --------------

Average common and common equivalent
   shares outstanding (1) (2) (3)                   346,717,026        157,578,446   606,721,462
Primary earnings per share (2) (3)                        $2.14              $2.86         $1.96
Fully diluted earnings per share (2) (3)                  $2.14              $2.75         $1.93

(1) Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.
(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                       (IN MILLIONS, EXCEPT SHARE DATA)


                                                 Dean Witter      Morgan Stanley
                                                 Historical         Historical
                                                Twelve Months      Twelve Months
                                                    Ended              Ended              Pro Forma
                                              December 31, 1993  November 30, 1993        Combined
                                              ------------------------------------      ------------
Revenues:
Investment banking                                         $395             $1,247           $1,642
Principal transactions:
        Trading                                             405              1,373            1,778
        Investments                                           0                157              157
Commissions                                                 904                380            1,284
Merchant and cardmember fees                                771                  0              771
Servicing fees                                              533                  0              533
Interest and dividends                                    1,909              5,427            7,336
Asset management and administration                         838                236            1,074
Other                                                        67                 10               77
                                              ------------------------------------      ------------
        Total revenues                                    5,822              8,830           14,652

Interest expense                                            815              4,805            5,620
Provision for losses on credit receivables                  458                  0              458
                                              ------------------------------------      ------------
        Net revenues                                      4,549              4,025            8,574
                                              ------------------------------------      ------------
Expenses excluding interest:
Compensation and benefits                                 1,704              1,983            3,687
Occupancy and equipment                                     218                167              385
Brokerage, clearing and exchange fees                        44                186              230
Information processing and communications                   502                168              670
Business development                                        470                122              592
Professional services                                        74                115              189
Other                                                       540                106              646
                                              ------------------------------------      ------------
        Total expenses excluding interest                 3,552              2,847            6,399
                                              ------------------------------------      ------------
Income before income taxes                                  997              1,178            2,175
Provision for income taxes                                  393                410              803
                                              ------------------------------------      ------------
Net income                                                 $604               $768           $1,372
                                              ------------------------------------      ------------
Preferred stock dividend requirements                         0                 55               55
                                              ------------------------------------      ------------
Earnings applicable to common shares (1)                   $604               $713           $1,317
                                              -------------------------------------     ------------
Average common and common equivalent
   shares outstanding (1) (2) (3)                   333,823,498        153,222,010      586,639,815
Primary earnings per share (2) (3)                        $1.81              $4.65            $2.24
Fully diluted earnings per share (2) (3)                  $1.81              $4.44            $2.20

(1) Amounts shown are used to calculate primary earnings per share.
(2) Dean Witter historical share and per share amounts have been restated to
    reflect a two-for-one stock split which became   effective January 14,
    1997.

(3) All Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



Note (a): Basis of Presentation

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated balance sheet of Dean Witter at September 30, 1996 with the historical consolidated statement of financial condition of Morgan Stanley at August 31, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Dean Witter for the years ended December 31, 1995, 1994 and 1993 and the nine months ended September 30, 1996 and September 30, 1995 with the historical consolidated statements of income of Morgan Stanley (recast to reflect a twelve month presentation) for the twelve months ended November 30, 1995, 1994 and 1993 and the nine months ended August 31, 1996 and August 31, 1995. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.


The unaudited pro forma condensed combined financial statements exclude the effect of (i) the positive effects of potential increased revenues or operating synergies which may be achieved upon combining the resources of the companies
(ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.


Transactions between Dean Witter and Morgan Stanley are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Dean Witter and Morgan Stanley are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

In January 1997, Dean Witter acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. Subsequent to fiscal 1996 year-end, Morgan Stanley announced that it had reached an agreement with Barclays PLC to acquire its institutional global custody business. No pro forma effect has been given to these transactions as the effect is not material.

    NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



Note (b):  Pro Forma Adjustments

The pro forma adjustments to common stock, paid-in capital and retained earnings accounts at September 30, 1996 reflect (i) an exchange of 152.4 million shares of common stock, par value $1.00 per share of Morgan Stanley for 251.5 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of Dean Witter and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of Dean Witter common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



Note (c): Pro Forma Earnings Per Share

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented are based on the combined weighted average number of common shares and share equivalents of Dean Witter and Morgan Stanley. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of Dean Witter common shares for each issued and outstanding share and share equivalent of Morgan Stanley.